Related Parties - Schedule of due from Related Parties (Details) - USD ($)		Jun. 30, 2026	Dec. 31, 2025
Quleduo [Member]
Loans receivable - a related party
Loans receivable - a related party	[1]		$ 771,200
Yucheng Hu [Member]
Due from a related party
Due from a related party	[2]	$ 6,200	$ 6,200

[1]	As of December 31, 2025, the balance due from Quleduo was comprised of loan principal of $756,100 and interest receivable of $15,100. During the six months ended June 30, 2026, the Company recognized additional interest income of $6,000. During the six months ended June 30, 2026, the Company entered into a debt settlement agreement with Quleduo, pursuant to which the Company agreed to settle the outstanding balance by increase in equity interest ownership in Quleduo.
[2]	As of June 30, 2026 and December 31, 2025, the balance due from Yucheng Hu represented advance to the related party for daily operation purpose. The balance would be settled when Yucheng Hu reimbursed the expenses to the Company.